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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                Current Report


                 Filed pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 7, 1999


                                CARESIDE, INC.
                                --------------
                (Exact name of issuer as specified in charter)


            DELAWARE                     333-69207             23-2863507
  (State or Other Jurisdiction          Commission          (I.R.S. Employer
of Incorporation or Organization)       file number      Identification Number)


                             6100 Bristol Parkway
                            Culver City, CA  90230
                   (Address of principal executive offices)


                                (310) 338-6767
             (Registrant's telephone number, including area code)
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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

     On December 7, 1999, Careside, Inc. (the "Company") acquired Texas International Laboratories, Inc. ("TIL"). The acquisition was effected by the merger (the "Merger") of TIL with and into Careside Hematology, Inc., a wholly-owned subsidiary of the Company ("CSH").

     The merger was consummated pursuant to an Agreement and Plan of Merger, dated December 7, 1999, by and among the Company, CSH, TIL and the stockholders of TIL.

     The stockholders of TIL received 521,739 shares of the Company's common stock, which was calculated on a common stock share value of $5.75 per share. The merger consideration was determined by arm's-length negotiations.

     TIL is a closely held Texas corporation which manufactures a high quality, low cost hematology analyzer together with ancillary reagents, controls, calibrators and accessories.

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Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits
          ----------------------------------

(a)  Financial Statements.

     The audited financial statements required by this item are not included herewith. The Company undertakes to file the required audited financial statements as soon as practicable, but in no event later than February 21, 2000.

(b)  Pro Forma Financial Information.

     The pro forma financial statements required by this item are not included herewith. The Company undertakes to file the required pro forma financial statements as soon as practicable, but in no event later than February 21, 2000.

(c)  Exhibits.

 2.1 Agreement and Plan of Merger dated as of December 7, 1999 by and among Careside, Inc., Careside Hematology, Inc., Texas International Laboratories, Inc., Yves LeBihan and Jean-Yves Lebihan. The Schedules to the Merger Agreement are not being filed as Exhibits to this Current Report on Form 8-K. The Company agrees to furnish supplementally a copy of any such Schedules to the Securities and Exchange Commission upon request.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CARESIDE, INC.


Date:  December 21, 1999               By: /s/ James R. Koch
                                           ------------------------------
                                           Name: James R. Koch
                                           Title: Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit
  No.     Description
-------   -----------

  2.1 Agreement and Plan of Merger dated as of December 7, 1999 by and among Careside, Inc., Careside Hematology, Inc., Texas International Laboratories, Inc., Yves LeBihan and Jean-Yves Lebihan. The Schedules to the Merger Agreement are not being filed as Exhibits to this Current Report on Form 8-K. The Company agrees to furnish supplementally a copy of any such Schedules to the Securities and Exchange Commission upon request.